EXHIBIT (a)(1)(ii)

LETTER OF TRANSMITTAL

To Offer to Exchange

Zero Coupon Convertible Senior Subordinated Notes due 2024, Series B

and an Exchange Fee

for Any and All Outstanding

Zero Coupon Convertible Senior Subordinated Notes due 2024

of

ON SEMICONDUCTOR CORPORATION

Pursuant to the Offer to Exchange dated June 20, 2006

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5 P.M.,

NEW YORK CITY TIME, ON WEDNESDAY, JULY 19, 2006 (THE “EXPIRATION DATE”),

UNLESS EARLIER TERMINATED OR EXTENDED.

Delivery to: Wells Fargo Bank, National Association (the “Exchange Agent”)

By Registered and Certified Mail	By Overnight Courier or Regular Mail:	By Hand Delivery
Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. Corporate Trust Services 608 2nd Avenue South Northstar East Building—12th Floor Minneapolis, MN 55402

Or By Facsimile Transmission: (612) 667-6282

Telephone: (800) 344-5128

DELIVERY OF THIS INSTRUMENT (THIS “LETTER OF TRANSMITTAL”) TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. IF A DELIVERY IS MADE TO ON SEMICONDUCTOR CORPORATION IT WILL NOT BE FORWARDED TO THE EXCHANGE AGENT AND THEREFORE SUCH DELIVERY WILL NOT CONSTITUTE A VALID DELIVERY.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned acknowledges that he or she has received and reviewed the Offer to Exchange dated June 20, 2006 (as amended or supplemented from time to time, the “Offer to Exchange”), of ON Semiconductor Corporation, a Delaware corporation (the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Offer”) to exchange each $1,000 principal amount of its outstanding zero coupon convertible senior subordinated notes due 2024 (the “Old Notes”) that is validly tendered and accepted for exchange upon the terms and subject to the conditions set forth in the Offer to Exchange and this Letter of Transmittal for (i) $1,000 principal amount of its zero coupon convertible senior subordinated notes due 2024, Series B (the “New Notes” and, together, with the Old Notes, the “Notes”); and (ii) a one-time cash payment (an “Exchange Fee”) equal to $2.50 per $1,000 principal amount of such Old Notes validly tendered and accepted for exchange.

The undersigned hereby tenders the Old Notes described in the box entitled “Description of Old Notes” below pursuant to the terms and conditions described in the Offer to Exchange and this Letter of Transmittal. The undersigned is the registered holder of Old Notes (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Old Notes (the “Beneficial Owner”) a duly completed and executed form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

In order to tender Old Notes in the Offer, you must BOTH:

1. tender your Old Notes by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) such that Old Notes are received by the Exchange Agent prior to the Expiration Date according to the procedures set forth in the section titled “The Offer to Exchange—Procedures for Tendering the Old Notes,” in the Offer to Exchange and the instructions in this Letter of Transmittal, and

2. submit a properly completed Letter of Transmittal to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. You need not submit this Letter of Transmittal if, in accordance with DTC’s Automatic Tender Offer Program (“ATOP”), DTC sends an agent’s message (an “Agent’s Message”) stating that DTC has received an express acknowledgment from you that you will be bound by the terms and conditions hereof as if you had completed, executed and delivered this Letter of Transmittal.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the information required below should be listed and attached on a separate signed schedule. Tenders of Old Notes will be accepted only in denominations of $1,000 and integral multiples thereof.

DESCRIPTION OF OLD NOTES	1	2	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	CUSIP Number(s)	Aggregate Principal Amount of Old Note(s)	Principal Amount Tendered**

Total

*  Need not be completed if Old Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number	Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE OFFER TO EXCHANGE AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer set forth in the Offer to Exchange, receipt of which is hereby acknowledged, and this Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby in accordance with the terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations or adverse interests of any kind.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Notes with full knowledge that the Exchange Agent also acts as an agent for the Company, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offer to Exchange, to deliver Old Notes together with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued and an Exchange Fee to be paid in exchange for such Old Notes, present such Old Notes for transfer, and transfer the Old Notes on the books of the Company and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Offer.

The undersigned hereby covenants, represents and warrants that:

1. the undersigned is the Holder of the Old Notes tendered for exchange hereby;

2. the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, and to acquire New Notes issuable and receive an Exchange Fee upon the exchange of such tendered Old Notes;

3. when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations or adverse interests relating to the sale or transfer of the Old Notes, and not subject to any adverse claim or right when the same are accepted by the Company;

4. any New Notes acquired and Exchange Fee received in exchange for Old Notes tendered hereby will have been acquired or received, as applicable, in the ordinary course of business of the person receiving such New Notes and Exchange Fee, whether or not such person is the undersigned;

5. the Holder of such Old Notes is not, and in the last three months has not been, an “affiliate” of the Company, as defined in Rule 405 under the Securities Act;

6. the undersigned has read all of the terms and conditions of the Offer and agrees that tenders of Old Notes pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned’s acceptance of the terms and conditions of the Offer; and

7. the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (“Rule 14e-4”) in the Old Notes or equivalent securities at least equal to the Old Notes being tendered, and the tender of the Old Notes complies with Rule 14e-4.

The undersigned acknowledges that this Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such holder that is or, in the last three months, has been an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders’ business, such Holders are not holding any Old

Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such Holders have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Offer as in other circumstances. The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes and has no arrangement or understanding to participate in a distribution of the New Notes. If any Holder is or, in the last three months, has been an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

The undersigned understands that acceptance of tendered Old Notes by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. In all cases in which a participant elects to accept the Offer by transmitting an express acknowledgement in accordance with the ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange, the Company may not be required to accept for exchange any of the Old Notes tendered thereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees that it (and any Beneficial Owner(s) on whose behalf it is acting) will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect.

For purposes of the Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes (or defectively tendered Old Notes which defect the Company has, or has caused to be, waived) if and when the Company gives oral or written notice thereof to the Exchange Agent. This tender may be withdrawn only in accordance with the procedures set forth in the section titled “The Offer to Exchange—Withdrawal of Tenders,” in the Offer to Exchange.

All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the New Notes and Exchange Fee to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions” below, please deliver the New Notes and pay the Exchange Fee to the account indicated above maintained at DTC. Any Old Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Offer.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2 and 3)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued and Exchange Fee is to be paid in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Notes and/or Old Notes, and pay Exchange Fee, to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

(Complete accompanying Substitute Form W-9)

☐        Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2 and 3)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be delivered and Exchange Fee is to be paid to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled “Description of Old Notes” on this Letter above.

Mail New Notes and/or Old Notes, and pay Exchange Fee, to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

Dated:  ,

X

X

(Signature(s) of Owner)

Area Code and Telephone Number:

If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(if required by Instruction 2)

Signature(s) Guaranteed by

an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Dated:  ,

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO DTC’S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Delivery of this Letter of Transmittal. This Letter of Transmittal is to be completed by Holders of Old Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section titled “The Offer to Exchange—Procedures for Tendering the Old Notes” in the Offer to Exchange. Book-Entry Confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an Agent’s Message, and any other required documents, including any required signature guarantees, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. An Agent’s Message must also include an express acknowledgment by the Holder that such Holder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Old Notes tendered hereby must be in denominations of $1,000 principal amount or any integral multiples thereof.

The delivery of the Old Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent. The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the tendering Holder. If such delivery is by mail, it is recommended that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or other documents should be sent to the Company.

See the section titled “The Offer to Exchange,” in the Offer to Exchange.

2. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Old Notes in the DTC system without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations. When this Letter of Transmittal is signed by the Holder or Holders of the Old Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued and the Exchange Fee is to be paid to a person other than the Holder, then separate bond powers are required.

If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each, an “Eligible Institution”).

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered:

(i) by a Holder of Old Notes (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal, or

(ii) for the account of an Eligible Institution.

3. Special Issuance and Delivery Instructions. If the New Notes are to be issued and the Exchange Fee is to be paid in the name of a person other than the signer of this Letter of Transmittal, or if the New Notes and the Exchange Fee are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Old Notes not exchanged will be returned by crediting the account maintained at DTC specified herein. See Instruction 9.

In the case of issuance in a different name, separate bond powers with a guaranteed signature are required and the employer identification or social security number of the person named must also be indicated.

4. Important Tax Information. Under U.S. federal income tax law, a Holder (other than certain exempt Holders, including corporations and certain foreign holders) who tenders Old Notes and receives New Notes in the exchange may be subject to backup withholding at the current applicable rate on payments with respect to the New Notes, and any Exchange Fee received by such Holder in the exchange unless such U.S. Holder provides an IRS Form W-9 to the appropriate withholding agent and (i) is a corporation or comes within certain other exempt categories and demonstrates this fact, or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules.

For a foreign holder to qualify as an exempt recipient, such Holder must submit to the appropriate withholding agent a properly completed IRS Form W-8BEN, signed under penalty of perjury, attesting to the Holder’s exempt status. IRS forms are available on the website of the Internal Revenue Service at www.irs.gov.

5. Withholding On Certain Foreign Holders. Under U.S. federal income tax law, a non-U.S. Holder who tenders Old Notes and receives New Notes in the exchange will be subject to a 30% withholding tax on payments with respect to the New Notes, including any Exchange Fee received by such Holder in the exchange, unless a reduced rate of withholding applies pursuant to a tax treaty or such payments are exempt from withholding because such payments are effectively connected with the non-U.S. Holder’s conduct of a U.S. trade or business. To establish the application of a reduced treaty rate, prior to payment, a non-U.S Holder must provide the appropriate withholding agent a properly completed and executed IRS Form W-8BEN. To establish an exemption from withholding because payments on the New Notes are effectively connected with the conduct of a U.S. trade or business, a non-U.S. Holder must provide the appropriate withholding agent a properly completed and executed IRS Form W-8ECI.

For these purposes, a “non-U.S. Holder” is any beneficial owner that for U.S. federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership (or other entity taxed as a corporation or partnership) created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust that (A) is subject to the primary supervision of a U.S. court and the control of one or more U.S. persons or (B) has validly elected to be treated as a U.S. person for U.S. federal income tax purposes.

NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A REDUCED RATE OF WITHHOLDING OR A WITHHOLDING EXEMPTION.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Offer. If, however, New Notes are to be registered or issued in the name of any person other than the Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Offer, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, no New Notes will be issued until such evidence is received by the Exchange Agent.

7. Waiver of Conditions. The Company reserves the absolute right to waive or amend, in its discretion, in whole or in part, at any time prior to the Expiration Date, satisfaction of any or all conditions enumerated in the Offer to Exchange, which may result in an extension of the period of time for which the Offer is kept open.

8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal (or an Agent’s Message in lieu thereof), shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Offer). The interpretation of the terms and conditions of the Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

9. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange on the form entitled “Description of Old Notes,” as more fully described in the footnote thereto. In the case of a partial tender for exchange of a certificated Old Note, a new certificate for the remainder of the principal amount of the Old Notes, will be sent to the Holder unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Offer.

10. Withdrawal of Tenders. Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. A valid withdrawal of tendered Old Notes on or prior to the Expiration Date shall be deemed a valid revocation of the tender of the Old Notes. Tenders of any Old Notes will automatically be withdrawn if the Offer is terminated without any such Old Notes being exchanged as provided in the Offer to Exchange. In the event of termination of the Offer, the Old Notes tendered pursuant to such Offer will be returned to the tendering Holder promptly.

For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above or, in the case of Eligible Institutions, at the facsimile number above, prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”), (ii) specify the CUSIP numbers of the Old Notes being withdrawn and the aggregate amount of such Old Notes being withdrawn, (iii) in the case of a tender by book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility, (iv) contain a statement that such Holder is withdrawing his election to have such Old Notes exchanged, and (v) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Offer and no New Notes will be issued nor Exchange Fees paid with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section titled “The Offer to Exchange—Procedures for Tendering the Old Notes,” in the Offer to Exchange, and such Old Notes will be credited to the account specified herein maintained with DTC for the Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to the Expiration Date.

Any attempted withdrawal of previously tendered Old Notes other than in accordance with the provisions described above and in the Offer to Exchange will not constitute a valid withdrawal of such tender.

All questions as to form and validity (including time of receipt) of any delivery or revocation of a tender will be determined by the Company, in its sole discretion, which determination will be final and binding. None of the Company, the Exchange Agent, the trustee or any other person will be under any duty to give notification of any defect or irregularity in any delivery or revocation of a tender or incur any liability for failure to give any such notification.

11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Old Notes and requests for assistance may be directed to Georgeson Shareholder Communications Inc. (the “Information Agent”) at the address and telephone numbers set forth herein. Requests for additional copies of the Offer to Exchange and this Letter of Transmittal, and other related documents may be directed to the Information Agent or to your broker, dealer, commercial bank, trust company or other nominee.

The Exchange Agent for the Offer is:

Wells Fargo Bank, National Association

By Registered and Certified Mail	By Overnight Courier or Regular Mail:	By Hand Delivery
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Services
MAC N9303-121	MAC N9303-121	608 2nd Avenue South
P.O. Box 1517	6th & Marquette Avenue	Northstar East Building—12th Floor
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

Or

By Facsimile Transmission:

(612) 667-6282

Telephone:

(800) 344-5128

The Information Agent for the Exchange Offer is:

17 State Street, 10th Floor New York, NY 10004

Banks and Brokers call Collect: (212) 440-9800 All Others Call Toll-Free: (866) 767-8989